UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 29, 2013

Remark Media, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33720	33-1135689
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

Five Concourse Parkway, Suite 2400, Atlanta, Georgia 30328
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code	(770) 821-6670

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.            Completion of Acquisition or Disposition of Assets.

As previously disclosed in a Current Report on Form 8-K filed on April 4, 2013, Remark Media, Inc. (the “Company”), on March 29, 2013, entered into a Membership Interest Purchase Agreement (the  “Purchase”) with Pop Factory LLC, a Florida limited liability company (“Pop Factory”), Gail Sonnenschein and Howard Sonnenschein (collectively, the “Sellers”) for the purchase of all issued and outstanding membership interests in Pop Factory (the “Purchase”).  The Purchase was closed on March 29, 2013, for total cash consideration of $2,375,000, and the Company became the sole member of Pop Factory.

Item 9.01.            Financial Statements and Exhibits.

(a)            Financial Statements of Business Acquired

The unaudited interim consolidated balance sheets of Pop Factory as of March 29, 2013 and the related consolidated statement of operations for the three month period ended March 29, 2013 and the consolidated statement of cash flow for the three month period ended March 29, 2013, and the Notes to the Consolidated Financial Statements are filed as Exhibit 99.1 to this Current report on Form 8-K/A.

The audited consolidated balance sheet of Pop Factory as of December 31, 2012 and the related consolidated statements of operations, member’s equity and cash flows for the year ended December 31, 2012, the Notes to the Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm are filed as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b)            Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of the Company and its subsidiaries as of December 31, 2012 and for the year ended December 31, 2012, and for the three month period ended March 31, 2013, after giving effect to the acquisition of Pop Factory, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A.

(d)            Exhibits

Exhibit No.       Description of Exhibit

23.1                Consent of Cherry, Bekaert & Holland

99.1                The unaudited interim consolidated balance sheets of Pop Factory as of March 29, 2013 and the related consolidated statement of operations for the three month period ended March 29, 2013 and the consolidated statement of cash flow for the three month period ended March 29, 2013, and the Notes to the Consolidated Financial Statements.

99.2                The audited consolidated balance sheet of Pop Factory as of December 31, 2012 and the related consolidated statements of operations, member’s equity and cash flows for the year ended December 31, 2012, the Notes to the Consolidated Financial Statements and the Report of Independent Registered Public Accounting Firm.

99.3                The unaudited pro forma condensed combined financial statements of the Company and its subsidiaries as of December 31, 2012 and for the year ended December 31, 2012, and for the three month period ended March 31, 2013, after giving effect to the acquisition of Pop Factory.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remark Media, Inc.

Date: June 12, 2013	By:	/s/ Bradley T. Zimmer
Bradley T. Zimmer
Chief Operating Officer &
General Counsel